| FCPT | Q2 20231 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | Q2 2023 w w w. fcpt .com FOUR CORNERS PROPERTY TRUST N Y S E : F C P T

| FCPT | Q2 20232 C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2022, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission.

| FCPT | Q2 20233 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre and Revenue and Property Expense Detail 17

# CONSOLIDATING BALANCE SHEET



Olive Garden
chili's

| ($000s, except shares and per share data) Unaudited | As of 6/30/2023 Real Estate Operations | Restaurant Operations | Elimination | Consolidated FCPT | As of 12/31/2022 Consolidated FCPT |
|---|---|---|---|---|---|
| **ASSETS** | | | | | |
| Real estate investments: | | | | | |
| Land | $ 1,180,286 | $ 7,456 | $ - | $ 1,187,742 | $ 1,115,827 |
| Buildings, equipment and improvements | 1,626,539 | 15,402 | - | 1,641,941 | 1,539,875 |
| Total real estate investments | 2,806,825 | 22,858 | - | 2,829,683 | 2,655,702 |
| Less: accumulated depreciation | (714,959) | (7,282) | - | (722,241) | (706,702) |
| Real estate investments, net | 2,091,866 | 15,576 | - | 2,107,442 | 1,949,000 |
| Intangible lease assets, net | 114,298 | - | - | 114,298 | 106,206 |
| Total real estate investments and intangible lease assets, net | 2,206,164 | 15,576 | - | 2,221,740 | 2,055,206 |
| Real estate held for sale | - | - | - | - | 7,522 |
| Cash and cash equivalents | 10,340 | 857 | - | 11,197 | 26,296 |
| Straight-line rent adjustment | 62,891 | - | - | 62,891 | 61,027 |
| Deferred tax assets | - | 1,037 | - | 1,037 | 988 |
| Other assets | 9,032 | 4,416 | - | 13,448 | 12,272 |
| Derivative assets | 27,668 | - | - | 27,668 | 35,276 |
| Investment in subsidiary | 16,503 | - | (16,503) | - | - |
| Intercompany receivable | 346 | - | (346) | - | - |
| **Total Assets** | $ 2,332,944 | $ 21,886 | $ (16,849) | $ 2,337,981 | $ 2,198,587 |
| **LIABILITIES AND EQUITY** | | | | | |
| Liabilities: | | | | | |
| Term loan ($430,000, net of deferred financing costs) | $ 424,940 | $ - | $ - | $ 424,940 | $ 424,134 |
| Revolving facility ($250,000 capacity) | 15,000 | - | - | 15,000 | - |
| Unsecured notes ($575,000, net of deferred financing costs) | 571,665 | - | - | 571,665 | 571,343 |
| Rent received in advance | 13,240 | - | - | 13,240 | 11,710 |
| Derivative liabilities | - | - | - | - | 9 |
| Dividends payable | 30,725 | - | - | 30,725 | 29,064 |
| Other liabilities | 22,024 | 5,246 | - | 27,270 | 24,017 |
| Intercompany payable | - | 346 | (346) | - | - |
| Total liabilities | $ 1,077,594 | $ 5,592 | $ (346) | $ 1,082,840 | $ 1,060,277 |
| Equity: | | | | | |
| Preferred stock | $ - | $ - | $ - | $ - | $ - |
| Common stock | 9 | - | - | 9 | 9 |
| Additional paid-in capital | 1,233,775 | 16,503 | (16,503) | 1,233,775 | 1,104,522 |
| Accumulated other comprehensive income (loss) | 31,757 | - | - | 31,757 | 30,944 |
| Noncontrolling interest | 2,202 | - | - | 2,202 | 2,259 |
| Retained earnings (accumulated deficit) | (12,393) | (209) | - | (12,602) | 576 |
| Total equity | $ 1,255,350 | $ 16,294 | $ (16,503) | $ 1,255,141 | $ 1,138,310 |
| **Total Liabilities and Equity** | $ 2,332,944 | $ 21,886 | $ (16,849) | $ 2,337,981 | $ 2,198,587 |

4 | FCPT | Q2 2023

FCPT

| FCPT | Q2 20235 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2023 2022 2023 2022 Revenues: Rental revenue 52,843$ 47,904$ 105,040$ 94,807$ Restaurant revenue 7,845 7,521 15,600 15,015 Total revenues 60,688 55,425 120,640 109,822 Operating expenses: General and administrative 5,600 4,698 11,655 9,967 Depreciation and amortization 11,817 10,128 23,993 19,832 Property expenses 2,676 1,987 5,843 3,836 Restaurant expenses 7,197 7,052 14,492 13,935 Total operating expenses 27,290 23,865 55,983 47,570 Interest expense (10,051) (9,031) (19,969) (17,406) Other income, net 226 29 526 86 Realized gain on sale, net 173 5,756 1,735 5,756 Income tax expense (91) (144) (139) (232) Net income 23,655 28,170 46,810 50,456 Net income attributable to noncontrolling interest (30) (40) (61) (71) Net Income Attributable to Common Shareholders 23,625$ 28,130$ 46,749$ 50,385$ Basic net income per share 0.27$ 0.35$ 0.54$ 0.63$ Diluted net income per share 0.27$ 0.35$ 0.54$ 0.63$ Regular dividends declared per share 0.3400$ 0.3325$ 0.6800$ 0.6650$ Weighted-average shares outstanding: Basic 87,366,335 80,294,804 86,604,202 80,245,247 Diluted 87,556,011 80,494,443 86,825,150 80,446,167 Three Months Ended June 30, Six Months Ended June 30,

| FCPT | Q2 20236 FFO & AFFO RECONCILIATION ___________________________ (1) Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business (2) Assumes the issuance of common shares for OP units held by non-controlling interest ($000s, except shares and per share data) Unaudited 2023 2022 2023 2022 Net income 23,655$ 28,170$ 46,810$ 50,456$ Depreciation and amortization 11,782 10,095 23,927 19,763 Realized gain on sales of real estate (173) (5,756) (1,735) (5,756) FFO (as defined by NAREIT) 35,264$ 32,509$ 69,002$ 64,463$ Straight-line rental revenue (1,335) (1,649) (2,639) (3,291) Deferred income tax (benefit) expense (1) (4) 61 (48) 61 Stock-based compensation 1,560 1,033 3,326 2,533 Non-cash amortization of deferred financing costs 564 496 1,128 964 Non-real estate investment depreciation 35 33 66 69 Other non-cash revenue adjustments 490 527 984 1,057 Adjusted Funds From Operations (AFFO) 36,574$ 33,010$ 71,819$ 65,856$ Fully diluted shares outstanding(2) 87,670,570 80,609,002 86,939,709 80,560,726 FFO per diluted share 0.40$ 0.40$ 0.79$ 0.80$ AFFO per diluted share 0.42$ 0.41$ 0.83$ 0.82$ Three Months Ended June 30, Six Months Ended June 30,

# NET ASSET VALUE COMPONENTS


Olive Garden
chili's

| Real Estate Portfolio as of 6/30/2023 | Purchase Price ($000s) | # of Rental Leases | Total Square Feet (000s) | Avg. Rent Per Square Foot ($) | Tenant EBITDAR Coverage[1] | Lease Term Remaining (Yrs)[2] | Annual Cash Base Rent ($000s)[3] | % Total Cash Base Rent[3] |
|---|---|---|---|---|---|---|---|---|
| Darden | - | 442 | 3,437 | 31 | 5.5x | 6.9 | 106,259 | 51.2% |
| Other restaurant | - | 398 | 1,917 | 32 | 2.7x | 10.2 | 61,994 | 29.9% |
| Non-restaurant | - | 257 | 1,902 | 21 | n/a | 7.8 | 39,361 | 19.0% |
| **Total Owned Portfolio** | - | 1,097 | 7,255 | 29 | 4.8x | 8.1 | 207,614 | 100.0% |
| | | | | | | | | |
| **Q2 2023 Transaction Activity[4]** | | | | | | | | |
| Leases acquired | 169,712 | 49 | 447 | 26 | n/a | 12.7 | 11,622 | 5.6% |
| Leases sold | 2,107 | 1 | 3 | 51 | n/a | 13.3 | (139) | (0.1%) |
| | | | | | | | | |
| **Tangible Assets** | | | | | | | | **Book Value ($000s)** |
| Cash, cash equivalents, and restricted cash | | | | | | | $ | 11,197 |
| Other tangible assets | | | | | | | | 8,362 |
| **Total Tangible Assets** | | | | | | | **$** | **19,559** |
| | | | | | | | | |
| **Debt** | | | | | | | | **Face Value ($000s)** |
| Term loan | | | | | | | $ | 430,000 |
| Senior fixed rate notes | | | | | | | | 575,000 |
| Revolving credit facility | | | | | | | | 15,000 |
| **Total Debt** | | | | | | | **$** | **1,020,000** |
| | | | | | | | | |
| **Tangible Liabilities** | | | | | | | | **Book Value ($000s)** |
| Dividends payable | | | | | | | $ | 30,725 |
| Rent received in advance, accrued interest, and other accrued expenses | | | | | | | | 31,861 |
| **Total Tangible Liabilities** | | | | | | | **$** | **62,586** |
| | | | | | | | | |
| **Shares Outstanding** | | | | | | | | |
| Common stock (shares outstanding as of 6/30/2023) | | | | | | | | 90,565,846 |
| Operating partnership units (OP units outstanding as of 6/30/2023) | | | | | | | | 114,559 |
| **Total Common Stock and OP Units Outstanding** | | | | | | | | **90,680,405** |

(1) *See glossary on page 16 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 68% of portfolio annual cash base rent. Reporting for non-restaurant sector not reported separately as most non-restaurant tenants do not report financial data. We have estimated Darden current EBITDAR coverage using sales results and brand average margins for the reported FCPT portfolio for the year ending May 2023*

(2) *Lease term weighted by annual cash base rent (ABR) as defined in glossary*

(3) *Current scheduled minimum contractual rent as of 6/30/2023*

(4) *FCPT acquired 48 properties and leasehold interests in Q2 2023; FCPT had one disposition in the quarter*

7 | FCPT | Q2 2023

FCPT

| FCPT | Q2 20238 CAPITALIZATION & KEY CREDIT METRICS ___________________________ (1) Second quarter 2023 dividend was declared on 6/14/2023, payable on 7/14/2023 (2) Principal debt amount less cash and cash equivalents (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income % of Market Capitalization Equity: Share price (6/30/2023) 25.40$ Shares and OP units outstanding (6/30/2023) 90,680,405 Equity Value 2,303,282$ 69.3% Debt: Term loan 430,000$ 12.9% Revolving credit facility 15,000 0.5% Unsecured notes 575,000 17.3% Total Debt 1,020,000$ 30.7% Total Market Capitalization 3,323,282$ 100.0% Less: cash (11,197) Implied Enterprise Value 3,312,085$ Dividend Data (fully diluted) Q2 2023 Common dividend per share(1) $0.3400 AFFO per share $0.42 AFFO payout ratio 81.5% Credit Metrics Net Debt(2) Adjusted EBITDAre (3) Ratio Net debt to Adjusted EBITDAre 1,008,803$ 182,048$ 5.5x Q2 2023 Capitalization ($000s, except shares and per share data)

# DEBT SUMMARY


Olive Garden

chili's


Firestone

| Debt Type | Maturity Date | | Balance as of June 30, 2023 ($000s) | % of Debt | Cash Interest Rate as of June 30, 2023[(4)] | Weighted Average Maturity (Yrs.) |
|---|---|---|---|---|---|---|
| **Credit Facility[(1)]** | | | | | | |
| Revolving facility | Nov-2025 | | 15,000 | 1.5% | 6.00% | 2.4 |
| Term loan | Nov-2025 | | 150,000 | 14.7% | 3.57% | 2.4 |
| Term loan | Nov-2026 | | 100,000 | 9.8% | 3.57% | 3.4 |
| Term loan | Jan-2027 | | 90,000 | 8.8% | 3.52% | 3.5 |
| Term loan | Jan-2028 | | 90,000 | 8.8% | 3.52% | 4.5 |
| | *Principal Amount* | **$** | **445,000** | | | |
| **Unsecured Notes[(2)]** | | | | | | |
| A | Jun-2024 | $ | 50,000 | 4.9% | 4.68% | 0.9 |
| C | Dec-2026 | | 50,000 | 4.9% | 4.63% | 3.5 |
| B | Jun-2027 | | 75,000 | 7.4% | 4.93% | 3.9 |
| D | Dec-2028 | | 50,000 | 4.9% | 4.76% | 5.5 |
| G | Apr-2029 | | 50,000 | 4.9% | 2.74% | 5.8 |
| E | Jun-2029 | | 50,000 | 4.9% | 3.15% | 5.9 |
| F | Apr-2030 | | 75,000 | 7.4% | 3.20% | 6.8 |
| I | Mar-2031 | | 50,000 | 4.9% | 3.09% | 7.7 |
| H | Apr-2031 | | 50,000 | 4.9% | 2.99% | 7.8 |
| J | Mar-2032 | | 75,000 | 7.4% | 3.11% | 8.7 |
| | *Principal Amount* | **$** | **575,000** | | | |
| **Mortgages Payable[(3)]** | | | | | | |
| None | | | - | - | - | - |
| **Total/Weighted Average** | | **$** | **1,020,000** | **100.0%** | **3.69%** | **4.7** |
| | | | | | | |
| **Unamortized Deferred Financing Costs** | | | | | | |
| Credit facility | | $ | (5,060) | | | |
| Unsecured notes | | | (3,335) | | | |
| **Debt Carrying Value (GAAP)** | | **$** | **1,011,605** | | | |
| | | | | | | |
| Fixed rate | | $ | 925,000 | 91% | | |
| Variable rate | | $ | 95,000 | 9% | | |

**Credit Rating (Fitch/Moody's): BBB/Baa3**

(1) *Borrowings under the term loans accrue interest at a rate of daily SOFR plus 0.10% plus a 0.95%-1.00% credit spread. FCPT has entered into interest rate swaps that fix 81% of the term loans' rate exposure through November 2023, 76% through November 2024, 64% through November 2025, and 64% through November 2026. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread is approximately 3.0% for 2023, 2.8% for 2024, 2.5% for 2025, and 3.1% for 2026. A daily simple SOFR rate of 5.09% as of 6/30/2023 is used for the 19% of term loans that are not fixed through hedges*

(2) *These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge gains is currently $157 thousand per year*

(3) *As of 6/30/2023, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered*

(4) *Excludes amortization of deferred financing costs on the credit facility and unsecured notes*

9 | FCPT | Q2 2023

FCPT

| FCPT | Q2 202310 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 6/30/2023 (1) The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026 Current Debt Maturity Schedule ($ millions) $50 $75 $50 $150 $100 $90 $90 $15 $235 $0 $50 $150 $165 $140 $100 $75 $100 $75 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes 4.7-year weighted average term for notes/term loans 91% fixed rate debt 3.69% weighted average cash interest rate $235 million available on revolver (1) 0% 5% 16% 16% 10% 7% 10%14%% of Total Debt Outstanding 7%15%

| FCPT | Q2 202311 DEBT COVENANTS As of June 30, 2023 Covenants Q2 2023 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 34.5% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.8x Limitation on unencumbered leverage ≤ 60% 34.6% Unencumbered interest coverage ratio ≥ 1.75x 5.6x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants

| FCPT | Q2 202312 PROPERTY LOCATIONS BY BRAND 1,097 Leases (1) 143 Brands ___________________________ Figures as of 6/30/2023 (1) FCPT owns 1,077 rental properties as of 6/30/2023 with 1,097 leases Lease Count: Olive Garden (313) Longhorn Steakhouse (115) Chili’s (83) KFC (33) Buffalo Wild Wings (28) Caliber Collision (28) Burger King (21) Red Lobster (21) Arby’s (17) NAPA Auto Parts (17) WellNow Urgent Care (17) Bob Evans (15) Starbucks (14) Outback Steakhouse (13) BJ’s Restaurant (12) Taco Bell (12) Texas Roadhouse (12) Verizon (12) Tires Plus (11) Bahama Breeze (10) Other (293)

# BRAND DIVERSIFICATION



FCPT Portfolio Brands

| Rank | Brand Name | Number | Square Feet (000s) | % of ABR |
|---|---|---|---|---|
| 1 | Olive Garden | 313 | 2,664 | 38.2% |
| 2 | Longhorn Steakhouse | 115 | 645 | 10.8% |
| 3 | Chili's | 83 | 455 | 8.1% |
| 4 | Buffalo Wild Wings | 28 | 171 | 2.6% |
| 5 | Red Lobster | 21 | 156 | 2.2% |
| 6 | Caliber Collision | 28 | 390 | 1.6% |
| 7 | Bahama Breeze | 10 | 92 | 1.6% |
| 8 | KFC | 33 | 95 | 1.6% |
| 9 | Burger King | 21 | 68 | 1.4% |
| 10 | BJ's Restaurant | 12 | 98 | 1.4% |
| 11 | WellNow Urgent Care | 17 | 67 | 1.3% |
| 12 | Take 5 Car Wash | 9 | 35 | 1.3% |
| 13 | Bob Evans | 15 | 83 | 1.3% |
| 14 | Outback Steakhouse | 13 | 88 | 1.0% |
| 15 | Arby's | 17 | 53 | 0.9% |
| 16 | Texas Roadhouse | 12 | 88 | 0.9% |
| 17 | Oak Street Health | 6 | 55 | 0.8% |
| 18 | NAPA Auto Parts | 17 | 120 | 0.8% |
| 19 | Fresenius | 10 | 80 | 0.8% |
| 20 | Starbucks | 14 | 32 | 0.7% |
| 21 | Verizon | 12 | 34 | 0.6% |
| 22 | Tires Plus | 11 | 70 | 0.6% |
| 23 | National Tire & Battery | 10 | 69 | 0.6% |
| 24 | Taco Bell | 12 | 30 | 0.5% |
| 25 | Chick-Fil-A | 8 | 39 | 0.5% |
| 26-143 | Other | 250 | 1,478 | 17.8% |
| | **Total Lease Portfolio** | **1,097** | **7,255** | **100%** |

**FCPT total ABR[1]: $207.6 million**


Other Darden[2]
2%
14 Units
11%
115 Units
8%
83 Units
Other Restaurants
22%
315 units
57 brands
38%
313 Units
Non-Restaurant Retail
19% / 257 units / 79 brands

**% Investment Grade[3]: 59%**

(1) *Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 6/30/2023, as defined in glossary*
(2) *Other Darden represents Bahama Breeze, Cheddar's, Seasons 52, and Eddie V's branded restaurants*
(3) *Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's*

13 | FCPT | Q2 2023

FCPT

GEOGRAPHIC DIVERSIFICATION



Olive Garden
chili's
Firestone



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
MD
DE
NJ
NY
VT
NH
ME
MA
CT
RI
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases												
TX	10.2%	88	TN	2.8%	30	WI	2.4%	32	OK	1.8%	20	Other	8.2%	87
FL	9.3%	83	MD	2.8%	33	AL	2.3%	33	IA	1.7%	23			
OH	7.3%	82	VA	2.8%	30	CA	2.1%	15	KY	1.6%	21			
IL	7.1%	76	NY	2.7%	32	CO	2.1%	25	KS	1.5%	15			
GA	5.4%	60	PA	2.6%	24	MS	2.1%	24	AZ	1.3%	14			
IN	4.7%	69	NC	2.6%	32	LA	1.9%	22	MN	1.3%	12			
MI	4.0%	52	SC	2.6%	31	MO	1.8%	24	NV	1.1%	8			

(1) *Annual cash base rent (ABR) as defined in glossary. Includes two leases in Alaska (not pictured)*

14 | FCPT | Q2 2023

FCPT

| FCPT | Q2 202315 0.2% 2.0% 2.3% 3.0% 13.2% 12.3% 10.4% 10.1% 10.0% 7.1% 13.6% 1.4% 1.7% 2.7% 1.5% 2.0% 0.6% 1.5% 0.9% 1.8% 0.0% 1.8% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 6/30/2023 (1) Annual cash base rent (ABR) as defined in glossary (2) Occupancy based on portfolio square footage Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 6/30/2023 Weighted average lease term of 8.1 years Less than 7.5% of rental income matures prior to 2027

| FCPT | Q2 202316 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 6/30/2023 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

# RECONCILIATION SCHEDULES


Olive Garden
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## Reconciliation of Net Income to Adjusted EBITDA*re*

| (In thousands)<br>Unaudited | Three Months Ended June 30, 2023 | | Three Months Ended June 30, 2022 | | Six Months Ended June 30, 2023 | | Six Months Ended June 30, 2022 | |
|---|---|---|---|---|---|---|---|---|
| **Net Income** | **$** | **23,655** | **$** | **28,170** | **$** | **46,810** | **$** | **50,456** |
| Adjustments: | | | | | | | | |
| Interest expense | | 10,051 | | 9,031 | | 19,969 | | 17,406 |
| Income tax expense (benefit) | | 91 | | 144 | | 139 | | 232 |
| Depreciation and amortization | | 11,817 | | 10,128 | | 23,993 | | 19,832 |
| **EBITDA**[1] | | **45,614** | | **47,473** | | **90,911** | | **87,926** |
| Adjustments: | | | | | | | | |
| Gain on dispositions and exchange of real estate | | (173) | | (5,756) | | (1,735) | | (5,756) |
| Provision for impairment of real estate | | - | | - | | - | | - |
| **EBITDA*re***[1] | | **45,441** | | **41,717** | | **89,176** | | **82,170** |
| Adjustments: | | | | | | | | |
| Real estate transaction costs | | 71 | | 53 | | 103 | | 124 |
| Gain or loss on extinguishment of debt | | - | | - | | - | | - |
| **Adjusted EBITDA*re***[1] | | **45,512** | | **41,770** | | **89,279** | | **82,294** |
| **Annualized Adjusted EBITDA*re*** | **$** | **182,048** | **$** | **167,079** | **$** | **178,558** | **$** | **164,587** |

## Rental Revenue and Property Expense Detail

**Rental Revenue**

| (In thousands) | Three Months Ended June 30, 2023 | | Three Months Ended June 30, 2022 | | Six Months Ended June 30, 2023 | | Six Months Ended June 30, 2022 | |
|---|---|---|---|---|---|---|---|---|
| Rental revenue | $ | 50,593 | $ | 46,147 | $ | 100,267 | $ | 91,490 |
| Tenant reimbursement revenue | | 2,250 | | 1,757 | | 4,773 | | 3,317 |
| **Total Rental Revenue** | **$** | **52,843** | **$** | **47,904** | **$** | **105,040** | **$** | **94,807** |

**Property Expenses**

| (In thousands) | Three Months Ended June 30, 2023 | | Three Months Ended June 30, 2022 | | Six Months Ended June 30, 2023 | | Six Months Ended June 30, 2022 | |
|---|---|---|---|---|---|---|---|---|
| Tenant expense reimbursed | $ | 2,250 | $ | 1,757 | $ | 4,773 | $ | 3,317 |
| Other non-reimbursed property expenses [2] | | 426 | | 230 | | 1,070 | | 519 |
| **Total Property Expenses** | **$** | **2,676** | **$** | **1,987** | **$** | **5,843** | **$** | **3,836** |

*(1) See glossary on page 16 for non-GAAP definitions*
*(2) Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes*

17 | FCPT | Q2 2023

FCPT

| FCPT | Q2 202318 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | Q2 2023 w w w. fcpt .com FOUR CORNERS PROPERTY TRUST N Y S E : F C P T